Exhibit (q)(2)

                                POWER OF ATTORNEY

     We, the undersigned Officers and Trustees of Alabama Municipals Portfolio, Arizona Municipals Portfolio, Arkansas Municipals Portfolio, California
Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Florida Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Massachusetts Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, Mississippi Municipals Portfolio, Missouri Municipals Portfolio, National Municipals Portfolio, New Jersey Municipals Portfolio, New York Municipals Portfolio, North Carolina Municipals Portfolio, Ohio Municipals Portfolio, Oregon Municipals Portfolio, Pennsylvania Municipals Portfolio, Rhode Island Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio, Texas Municipals Portfolio, Virginia Municipals Portfolio and West Virginia Municipals Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

               Signature                                      Title                                       Date
               ---------                                      -----                                       ----
/s/ Thomas J. Fetter                             President and Principal Executive Officer          November 20, 2001
------------------------------------------
Thomas J. Fetter


/s/ James B. Hawkes                              Trustee                                            November 5, 2001
------------------------------------------
James B. Hawkes

/s/ James L. O'Connor                            Treasurer and Principal Financial and              November 20, 2001
------------------------------------------       Accounting Officer
James L. O'Connor

/s/ Jessica M. Bibliowicz                        Trustee                                            November 9, 2001
------------------------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight                             Trustee                                            November 5, 2001
------------------------------------------
Donald R. Dwight

/s/ Samuel L. Hayes, III                         Trustee                                            November 5, 2001
------------------------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                             Trustee                                            November 5, 2001
------------------------------------------
Norton H. Reamer

/s/ Lynn A. Stout                                Trustee                                            November 5, 2001
------------------------------------------
Lynn A. Stout

/s/ Jack L. Treynor                              Trustee                                            November 5, 2001
------------------------------------------
Jack L. Treynor